Exhibit 99.4
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
On July 30, 2024, Crescent Energy Company, a Delaware corporation (“Crescent”), consummated the merger contemplated by the Agreement and Plan of Merger (the “Merger Agreement”), dated May 15, 2024, between Crescent, SilverBow Resources, Inc., a Delaware corporation (“SilverBow”), Artemis Acquisition Holdings Inc., a Delaware corporation and a direct wholly owned subsidiary of Crescent, Artemis Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Crescent, and Artemis Merger Sub II LLC, a Delaware limited liability company, pursuant to which, among other things, Crescent has agreed to acquire SilverBow (the “SilverBow Merger”).
Subject to the terms and conditions of the Merger Agreement, each share of SilverBow common stock, par value $0.01 per share (“SilverBow Common Stock”), issued and outstanding immediately prior to the Initial Merger Effective Time (other than the Excluded Shares), was converted into the right to receive, pursuant to an election, one of the following forms of consideration: (A) a combination of 1.866 shares of Crescent’s Class A common stock, par value $0.0001 per share (“Crescent Class A Common Stock”) and $15.31 in cash (the “Mixed Consideration”), (B) $38.00 in cash (the “Cash Election Consideration”), or (C) 3.125 shares of Crescent Class A Common Stock (the “Stock Election Consideration,” and together with the Mixed Consideration and the Cash Election Consideration, the “Merger Consideration”).
The unaudited pro forma condensed combined financial statements (the “pro forma financial statements”) have been prepared from the respective historical consolidated financial statements of Crescent and SilverBow, adjusted to give effect to (i) the SilverBow Merger, (ii) the issuance of $750 million aggregate principal amount of 7.375% Senior Notes due 2033 on June 14, 2024 (the “2033 Notes Offering”), borrowings of $724.0 million under Crescent’s Revolving Credit Facility (the “Crescent Revolving Credit Facility Borrowing”) and the amendment to Crescent’s Revolving Credit Facility entered into in connection with the closing of the SilverBow Merger (the “Crescent Revolving Credit Facility Amendment”), (iii) the July Western Eagle Ford Acquisition and (iv) SilverBow's acquisition of the South Texas Rich Properties, referred to as the Chesapeake Transaction. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 is based in part on, and should be read in conjunction with, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 included in Crescent’s Current Report on Form 8-K dated March 6, 2024 which gives effect to the July Western Eagle Ford Acquisition.
The unaudited pro forma condensed combined statements of operations (the “pro forma statements of operations”) for the six months ended June 30, 2024 and for the year ended December 31, 2023 give effect to (i) the SilverBow Merger, (ii) the 2033 Notes Offering, the Revolving Credit Facility Borrowing and the Crescent Revolving Credit Facility Amendment, (iii) the July Western Eagle Ford Acquisition, and (iv) the Chesapeake Transaction (collectively, the “Pro Forma Transactions”) as if each had occurred on January 1, 2023. The unaudited pro forma condensed combined balance sheet (the “pro forma balance sheet”) gives effect to (i) the SilverBow Merger and (ii) the Crescent Revolving Credit Facility Borrowing and Crescent Revolving Credit Facility Amendment as if each had occurred on June 30, 2024. The pro forma balance sheet as of June 30, 2024 and the pro forma statement of operations for the six months ended June 30, 2024 reflect no impact from the July Western Eagle Ford Acquisition and the Chesapeake Transaction, as these transactions are already reflected in the historical balance sheets and the statements of operations of Crescent and SilverBow, respectively, for these periods. Additionally, the 2033 Notes Offering is already reflected in Crescent’s historical balance sheet as of June 30, 2024.The pro forma financial statements contain certain reclassification adjustments to conform SilverBow's historical financial statement presentation with Crescent’s historical financial statement presentation.
The following pro forma financial statements are based on, and should be read in conjunction with:
•the historical audited consolidated financial statements of Crescent for the year ended December 31, 2023 and the unaudited condensed consolidated financial statements of Crescent as of and for the six months ended June 30, 2024, and the related notes thereto;

•the historical audited consolidated financial statements of SilverBow for the year ended December 31, 2023 and the unaudited condensed consolidated financial statements of SilverBow as of and for the six months ended June 30, 2024, and the related notes thereto;
•the unaudited statement of revenues and direct operating expenses of the July Western Eagle Ford Assets for the six months ended June 30, 2023 included as Exhibit 99.1 in Crescent's Current Report on Form 8-K/A dated September 6, 2023;
•the unaudited statement of revenues and direct operating expenses of the South Texas Rich Properties for the nine months ended September 30, 2023 included as Exhibit 99.1 in SilverBow's Current Report on Form 8-K/A dated December 5, 2023;
•the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023 included as Exhibit 99.1 in Crescent's Current Report on Form 8-K dated March 6, 2024;
•the “Management’s discussion and analysis of financial condition and results of operations” included in the respective Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q of Crescent and SilverBow; and
•the “Risk factors” and other cautionary statements included elsewhere in Crescent’s prospectus filed pursuant to Rule 424(b)(3) on June 28, 2024.
The pro forma financial statements were derived by making certain transaction accounting adjustments to the historical and pro forma financial statements noted above. The adjustments are based on currently available information and certain estimates and assumptions. Therefore, the actual impact of the Pro Forma Transactions may differ from the adjustments made to the pro forma financial statements. However, management believes that the assumptions provide a reasonable basis for presenting the significant effects for the period presented as if the Pro Forma Transactions had been consummated earlier, and that all adjustments necessary to present fairly the pro forma financial statements have been made.
As of the date of this Current Report on Form 8-K, Crescent has not completed the detailed valuation study necessary to arrive at the required final estimates of the fair value of the assets to be acquired and the liabilities to be assumed and the related allocations of purchase price, nor has it identified all adjustments necessary to conform SilverBow’s accounting policies to Crescent’s accounting policies. A final determination of the fair value of SilverBow’s assets and liabilities based on the actual assets and liabilities of SilverBow that existed as of July 30, 2024 (the “Closing Date”) will be finalized during the measurement period not to exceed twelve months from the Closing Date. As a result of the foregoing, the pro forma adjustments are preliminary and are subject to change as additional information becomes available and as additional analysis is performed.
The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma financial statements presented below. Crescent estimated the fair value of SilverBow’s assets and liabilities based on discussions with SilverBow’s management, preliminary valuation studies, due diligence, and information presented in SilverBow’s SEC filings. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuations will result in adjustments to the pro forma financial statements. The final purchase price allocation may be materially different than that reflected in the preliminary pro forma purchase price allocation presented herein.
The pro forma financial statements and related notes are presented for illustrative purposes only and should not be relied upon as an indication of the operating results that Crescent would have achieved if the Merger Agreement had been entered into and the Pro Forma Transactions had taken place on the assumed dates. The pro forma financial statements do not reflect future events that may occur after the consummation of the SilverBow Merger, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, asset dispositions, cost savings, or economies of scale that Crescent may achieve with respect to the combined operations. As a result, future results may vary significantly from the results reflected in the pro forma financial statements and should not be relied on as an indication of the future results of Crescent.

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2024
(in thousands)

	Crescent (Historical)	SilverBow As Adjusted (See Note 3)	SilverBow Transaction Adjustments		Crescent Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$778,115	$1,865	$(382,595)	(a)	$2,370
			(383,614)	(b)
			(11,401)	(c)
Accounts receivable, net	474,626	134,571	—		609,197
Accounts receivable – affiliates	6,332	—	—		6,332
Derivative assets – current	16,880	66,077	—		82,957
Prepaid expenses	46,101	—	—		46,101
Other current assets	12,288	7,034	—		19,322
Total current assets	1,334,342	209,547	(777,610)		766,279
Property, plant and equipment:
Oil and natural gas properties, at cost
Proved	8,822,944	3,786,247	(1,752,647)	(d)	10,856,544
Unproved	285,024	33,925	85,175	(d)	404,124
Oil and natural gas properties, at cost	9,107,968	3,820,172	(1,667,472)		11,260,668
Field and other property and equipment, at cost	202,185	6,977	—		209,162
Total property, plant and equipment	9,310,153	3,827,149	(1,667,472)		11,469,830
Less: accumulated depreciation, depletion, amortization and impairment	(3,266,044)	(1,408,139)	1,408,139	(d)	(3,266,044)
Property, plant and equipment, net	6,044,109	2,419,010	(259,333)		8,203,786
Goodwill	—	—	26,552	(e)	26,552
Derivative assets – noncurrent	2,898	20,917	—		23,815
Investments in equity affiliates	6,153	—	—		6,153
Other assets	93,321	46,078	11,401	(c)	130,275
			(20,525)	(f)
TOTAL ASSETS	$7,480,823	$2,695,552	$(1,019,515)		$9,156,860

Unaudited Pro Forma Condensed Combined Balance Sheet
As of June 30, 2024
(in thousands)

	Crescent (Historical)	SilverBow As Adjusted (See Note 3)	SilverBow Transaction Adjustments		Crescent Pro Forma Combined
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$583,667	$253,251	$63,910	(g)	$900,828
Accounts payable – affiliates	24,255	—	4,500	(h)	28,755
Derivative liabilities – current	52,073	23,550	—		75,623
Financing lease obligations – current	4,017	—	—		4,017
Current portion of long-term debt	—	37,500	(37,500)	(b)	—
Deferred acquisition liability	—	50,000	—		50,000
Other current liabilities	48,302	8,123	—		56,425
Total current liabilities	712,314	372,424	30,910		1,115,648
Long-term debt	2,403,679	1,010,002	(1,028,125)	(b)	3,127,679
			724,000	(b)
			18,123	(f)
Derivative liabilities – noncurrent	619	7,128	—		7,747
Asset retirement obligations	407,176	12,262	—		419,438
Deferred tax liability	305,730	96,145	(44,063)	(i)	357,812
Financing lease obligations – noncurrent	5,318	—	—		5,318
Other liabilities	58,897	11,471	—		70,368
Total liabilities	3,893,733	1,509,432	(299,155)		5,104,010
Redeemable noncontrolling interests	1,445,946	—	(12,058)	(b)	1,283,370
			(13,011)	(g)
			1,100	(h)
			(19,132)	(j)
			(119,475)	(k)
Equity:
Class A common stock, par value	11	—	5	(k)	16
Class B common stock, par value	7	—	—		7
Common stock	—	260	(260)	(l)	—
Preferred stock	—	—	—		—
Treasury stock	(17,143)	(11,332)	11,332	(l)	(17,143)
Additional paid-in capital	2,054,432	683,743	(55,480)	(i)	2,801,956
			47,492	(j)
			755,512	(k)
			(683,743)	(l)
Retained earnings (accumulated deficit)	82,795	513,449	(29,932)	(b)	(36,398)
			(62,297)	(g)
			(5,600)	(h)
			(3,872)	(i)
			(47,492)	(j)
			(483,449)	(l)
Noncontrolling interests	21,042	—	—		21,042
Total equity	2,141,144	1,186,120	(557,784)		2,769,480
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$7,480,823	$2,695,552	$(1,019,515)		$9,156,860

The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended June 30, 2024
(in thousands, except per share data)

	Crescent (Historical)	SilverBow As Adjusted (See Note 3)	SilverBow Transaction Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$973,516	$342,804	$—		$1,316,320
Natural gas	131,218	94,568	—		225,786
Natural gas liquids	133,850	72,189	—		206,039
Midstream and other	72,172	949	—		73,121
Total revenues	1,310,756	510,510	—		1,821,266
Expenses:
Lease operating expense	253,142	64,446	—		317,588
Workover expense	29,883	2,561	—		32,444
Asset operating expense	58,249	—	—		58,249
Gathering, transportation and marketing	135,420	69,204	—		204,624
Production and other taxes	63,588	32,354	—		95,942
Depreciation, depletion and amortization	388,946	185,486	(113,554)	(a)	460,878
Exploration expense	193	—	—		193
Midstream and other operating expense	57,525	—	—		57,525
General and administrative expense	89,855	33,373	18,540	(b)	141,768
Gain on sale of assets	(19,449)	—	—		(19,449)
Total expenses	1,057,352	387,424	(95,014)		1,349,762
Income (loss) from operations	253,404	123,086	95,014		471,504
Other income (expense):
Loss on derivatives	(101,470)	(63,012)	—		(164,482)
Interest expense	(85,045)	(69,744)	33,543	(c)	(149,921)
			(28,675)	(d)
Loss from extinguishment of debt	(22,582)	—	—		(22,582)
Other income (expense)	774	337	—		1,111
Income from equity affiliates	78	—	—		78
Total other income (expense)	(208,245)	(132,419)	4,868		(335,796)
Income (loss) before taxes	45,159	(9,333)	99,882		135,708
Income tax benefit (expense)	(7,318)	2,298	(16,806)	(e)	(21,826)
Net income (loss)	37,841	(7,035)	83,076		113,882
Less: net income attributable to noncontrolling interests	(1,681)	—	—		(1,681)
Less: net (income) loss attributable to redeemable noncontrolling interests	(22,781)	—	(26,855)	(f)	(49,636)
Net income (loss) attributable to Crescent Energy	$13,379	$(7,035)	$56,221		$62,565
Net loss per share:
Class A common stock – basic	$0.13				$0.40	(g)
Class A common stock – diluted	$0.13				$0.40	(g)
Class B common stock – basic and diluted	$—				$—
Per Share Amounts:
Basic Earnings (Loss) Per Share		$(0.28)
Diluted Earnings (Loss) Per Share		$(0.28)
Weighted average common shares outstanding:
Class A common stock – basic	103,155				155,347	(g)
Class A common stock – diluted	104,559				156,751	(g)
Class B common stock – basic and diluted	75,140				75,140
Weighted-Average Shares Outstanding:
Weighted-Average Shares Outstanding - Basic		25,491
Weighted-Average Shares Outstanding - Diluted		25,491
The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2023
(in thousands, except per share data)

	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow As Adjusted (See Note 3)	SilverBow Transaction Adjustments		Crescent Pro Forma Combined
Revenues:
Oil	$1,860,549	$635,213	$—		$2,495,762
Natural gas	388,291	242,884	—		631,175
Natural gas liquids	216,014	142,633	—		358,647
Midstream and other	60,988	—	—		60,988
Total revenues	2,525,842	1,020,730	—		3,546,572
Expenses:
Lease operating expense	524,034	118,968	—		643,002
Workover expense	58,441	3,754	—		62,195
Asset operating expense	86,593	—	—		86,593
Gathering, transportation and marketing	280,976	153,326	—		434,302
Production and other taxes	171,353	59,084	—		230,437
Depreciation, depletion and amortization	699,890	300,673	(164,334)	(a)	836,229
Impairment expense	153,495	—	—		153,495
Exploration expense	9,328	—	—		9,328
Midstream and other operating expense	39,809	—	—		39,809
General and administrative expense	140,918	24,520	65,890	(b)	276,637
			45,309	(h)
Total expenses	2,164,837	660,325	(53,135)		2,772,027
Income (loss) from operations	361,005	360,405	53,135		774,545
Other income (expense):
Gain (loss) on derivatives	166,980	241,309	—		408,289
Interest expense	(166,900)	(138,072)	86,155	(c)	(281,356)
			(62,539)	(d)
Loss from extinguishment of debt	—	—	(41,990)	(i)	(41,990)
Other income (expense)	(282)	197	—		(85)
Loss from equity affiliates	(413)	—	—		(413)
Total other income (expense)	(615)	103,434	(18,374)		84,445
Income (loss) before taxes	360,390	463,839	34,761		858,990
Income tax expense	(24,217)	(101,971)	31,787	(e)	(94,401)
Net income (loss)	336,173	361,868	66,548		764,589
Less: net income attributable to noncontrolling interests	(472)	—	—		(472)
Less: net (income) loss attributable to redeemable noncontrolling interests	(263,168)	—	(151,686)	(f)	(414,854)
Net income (loss) attributable to Crescent Energy	$72,533	$361,868	$(85,138)		$349,263
Net income per share:
Class A common stock – basic	$1.09				$2.94	(g)
Class A common stock – diluted	$1.09				$2.94	(g)
Class B common stock – basic and diluted	$—				$—
Per Share Amounts:
Basic: Net Income (Loss)		$15.48
Diluted: Net Income (Loss)		$15.35
Weighted average common shares outstanding:
Class A common stock – basic	66,598				118,790	(g)
Class A common stock – diluted	67,402				119,594	(g)
Class B common stock – basic and diluted	104,271				104,271

Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2023
(in thousands, except per share data)

Weighted-Average Shares Outstanding:
Weighted Average Shares Outstanding - Basic	23,371
Weighted Average Shares Outstanding - Diluted	23,571
The accompanying notes are an integral part of these unaudited pro forma condensed combined financial statements.

Notes to unaudited pro forma condensed combined financial statements
NOTE 1 – Basis of pro forma presentation
The pro forma financial statements have been derived from the historical financial statements of Crescent and SilverBow and the statements of revenues and direct operating expenses for the July Western Eagle Ford Assets and the South Texas Rich Properties. Additionally, the pro forma statement of operations for the year ended December 31, 2023 has been derived from certain pro forma financial statements included in Crescent's Current Report on Form 8-K dated March 6, 2024. The pro forma balance sheet as of June 30, 2024 gives effect to (i) the SilverBow Merger and (ii) the Crescent Revolving Credit Facility Amendment as if each had occurred on June 30, 2024. The pro forma statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 give effect to the Pro Forma Transactions as if each had occurred on January 1, 2023.
The pro forma financial statements reflect pro forma adjustments that are based on available information and certain assumptions that management believes are reasonable. However, actual results may differ from those reflected in these pro forma financial statements. In management’s opinion, all adjustments known to date that are necessary to fairly present the pro forma information have been made. The pro forma financial statements do not purport to represent what the combined entity’s results of operations would have been if the Pro Forma Transactions had actually occurred on the dates indicated above, nor are they indicative of Crescent’s future results of operations.
These pro forma financial statements should be read in conjunction with the historical financial statements, and related notes thereto, of Crescent, SilverBow, the July Western Eagle Ford Assets, and the South Texas Rich Properties for the periods presented.
NOTE 2 – Pro forma acquisition accounting
The SilverBow Merger will be accounted for using the acquisition method of accounting for business combinations in accordance with ASC 805 with Crescent considered to be the accounting acquirer. The allocation of the preliminary estimated purchase price for SilverBow is based upon management’s estimates of and assumptions related to the fair value of assets to be acquired and liabilities to be assumed as of June 30, 2024 using currently available information. Because the pro forma financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on Crescent’s financial position and results of operations may differ significantly from the pro forma amounts included in this Current Report on Form 8-K. Crescent expects to finalize its allocation of the purchase price as soon as practicable but no later than twelve months after the Closing Date. The cash paid pursuant to the Mixed Consideration and Cash Election Consideration was funded through cash on hand and borrowings under Crescent's Revolving Credit Facility.
The preliminary purchase price allocation is subject to change as a result of several factors, including but not limited to:
•changes in the estimated fair value of SilverBow’s assets acquired and liabilities assumed as of the Closing Date of the SilverBow Merger;
•the tax basis of SilverBow’s assets and liabilities as of the Closing Date; and
•certain of the factors described in “Risk Factors” included elsewhere within Crescent’s prospectus filed pursuant to Rule 424(b)(3) on June 28, 2024.

The preliminary determination of consideration transferred and the fair value of assets acquired and liabilities assumed that are expected to be recorded are as follows (in thousands, except exchange ratio, share, and per share data):

Consideration transferred:
Equity consideration:
Shares of SilverBow Common Stock outstanding	25,539,615
Weighted-average exchange ratio	1.972
Shares of Crescent Class A Common Stock issued	50,363,304
Closing price of Crescent Class A Common Stock on July 30, 2024	$11.82
Crescent Class A Common Stock issued for outstanding shares of SilverBow Common Stock	$595,294
Settlement of SilverBow Equity Awards	34,721
Cash consideration	358,092
Consideration transferred	$988,107
Fair value of assets acquired:
Cash and cash equivalents	$1,865
Accounts receivable	134,571
Derivatives assets	86,994
Oil and natural gas properties - proved	2,033,600
Oil and natural gas properties - unproved	119,100
Goodwill	26,552
Deferred tax asset	7,271
Other assets	39,564
Total assets acquired	2,449,517
Fair value of liabilities assumed:
Accounts payable and accrued liabilities	283,251
Derivative liabilities	30,678
Long-term debt	1,065,625
Asset retirement obligations	12,262
Other liabilities	69,594
Total liabilities assumed	1,461,410
Fair value of assets acquired and liabilities assumed	$988,107

NOTE 3 – Adjustments to SilverBow’s historical financial statements
Pro forma balance sheet reclassification adjustments as of June 30, 2024
Certain reclassification adjustments were made to SilverBow's historical balance sheet in order to conform with Crescent’s financial statement presentation. A reconciliation of amounts derived and presented as "SilverBow As Adjusted" within the pro forma balance sheet as of June 30, 2024 is as follows (in thousands):

	SilverBow (Historical)	SilverBow Reclassification Adjustments	SilverBow As Adjusted
ASSETS
Current Assets:
Cash and cash equivalents	$1,865	$—	$1,865
Accounts receivable, net	134,571	—	134,571
Fair value of commodity derivatives	66,077	(66,077)	—

	SilverBow (Historical)	SilverBow Reclassification Adjustments	SilverBow As Adjusted
Derivative assets – current	—	66,077	66,077
Other current assets	7,034	—	7,034
Total Current Assets	209,547	—	209,547
Property and Equipment:
Properties and equipment, full cost method	3,827,149	(3,827,149)	—
Proved oil and natural gas properties	—	3,786,247	3,786,247
Unproved oil and natural gas properties	—	33,925	33,925
Field and other property and equipment	—	6,977	6,977
Less – accumulated depreciation, depletion, amortization & impairment	(1,408,139)	—	(1,408,139)
Property and Equipment, Net	2,419,010	—	2,419,010
Fair value of long-term commodity derivatives	20,917	(20,917)	—
Derivative assets – noncurrent	—	20,917	20,917
Right of use assets	19,405	(19,405)	—
Other long-term assets	26,673	(26,673)	—
Other assets	—	46,078	46,078
Total Assets	$2,695,552	$—	$2,695,552
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Accounts payable and accrued liabilities	$169,342	$83,909	$253,251
Accrued capital costs	37,157	(37,157)	—
Accrued interest	7,657	(7,657)	—
Undistributed oil and gas revenues	39,095	(39,095)	—
Fair value of commodity derivatives	23,550	(23,550)	—
Derivative liabilities – current	—	23,550	23,550
Current portion of long-term debt	37,500	—	37,500
Deferred acquisition liability	50,000	—	50,000
Current lease liability	8,123	(8,123)	—
Other current liabilities	—	8,123	8,123
Total Current Liabilities	372,424	—	372,424
Long-term debt, net of current portion	1,010,002	(1,010,002)	—
Long-term debt	—	1,010,002	1,010,002
Fair value of long-term commodity derivatives	7,128	(7,128)	—
Derivative liabilities – noncurrent	—	7,128	7,128
Asset retirement obligations	12,262	—	12,262
Deferred tax liabilities	96,145	—	96,145
Non-current lease liability	11,471	(11,471)	—
Other liabilities	—	11,471	11,471
Stockholders’ Equity:
Common stock	260	—	260
Preferred stock	—	—	—
Additional paid-in capital	683,743	—	683,743
Treasury stock	(11,332)	—	(11,332)
Retained earnings	513,449	—	513,449
Total Stockholders’ Equity	1,186,120	—	1,186,120
Total Liabilities and Stockholders’ Equity	$2,695,552	$—	$2,695,552

Pro forma statement of operations reclassification adjustments for the six months ended June 30, 2024
Certain reclassification adjustments were made to SilverBow's historical statement of operations in order to conform with Crescent’s financial statement presentation. A reconciliation of amounts derived and presented as "SilverBow As Adjusted" within the pro forma statement of operations for the six months ended June 30, 2024 is as follows (in thousands, except per share data):

	SilverBow (Historical)	SilverBow Reclassification Adjustments	SilverBow As Adjusted
Revenues:
Oil and gas sales	$510,510	$(510,510)	$—
Oil	—	342,804	342,804
Natural gas	—	94,568	94,568
Natural gas liquids	—	72,189	72,189
Midstream and other	—	949	949
Operating Expenses:
Lease operating expenses	64,446	—	64,446
Workovers	2,561	(2,561)	—
Workover expense	—	2,561	2,561
Transportation and gas processing	69,204	(69,204)	—
Gathering, transportation and marketing	—	69,204	69,204
Severance and other taxes	32,354	(32,354)	—
Production and other taxes	—	32,354	32,354
Depreciation, depletion and amortization	184,857	629	185,486
Accretion of asset retirement obligations	629	(629)	—
General and administrative, net	33,373	(33,373)	—
General and administrative expense	—	33,373	33,373
Total Operating Expenses	387,424	—	387,424
Operating Income	123,086	—	123,086
Non-Operating Income (Expense)
Gain (loss) on commodity derivatives, net	(63,012)	63,012	—
Gain on derivatives	—	(63,012)	(63,012)
Interest expense, net	(69,744)	69,744	—
Interest expense	—	(69,744)	(69,744)
Other income (expense), net	337	(337)	—
Other income	—	337	337
Income (Loss) Before Income Taxes	(9,333)	—	(9,333)
Provision (Benefit) for Income Taxes	(2,298)	2,298	—
Income tax benefit	—	2,298	2,298
Net Income (Loss)	$(7,035)	$—	$(7,035)

Per Share Amounts:
Basic Earnings (Loss) Per Share	$(0.28)		$(0.28)
Diluted Earnings (Loss) Per Share	$(0.28)		$(0.28)
Weighted-Average Shares Outstanding:
Weighted-Average Shares Outstanding - Basic	25,491		25,491
Weighted-Average Shares Outstanding - Diluted	25,491		25,491

Pro forma statement of operations reclassification and transaction adjustments for the year ended December 31, 2023
Certain reclassification adjustments were made to SilverBow's historical statement of operations and the statement of revenues and direct operating expenses for the South Texas Rich Properties in order to conform each with Crescent’s financial statement presentation. Additionally, certain transaction adjustments were recorded to give pro forma effect to the Chesapeake Transaction. A reconciliation of amounts derived and presented as "SilverBow As Adjusted" within the pro forma statement of operations for the year ended December 31, 2023 is as follows (in thousands, except per share data):

	SilverBow (Historical)	SilverBow Reclassification Adjustments	South Texas Rich Properties (Historical)(1)	South Texas Rich Properties (Historical)(2)	Chesapeake Reclassification Adjustments	Chesapeake Transaction Adjustments		SilverBow As Adjusted
Revenues:
Oil and gas sales	$652,358	$(652,358)	$—	$—	$—	$—		$—
Revenues	—	—	291,807	76,565	(368,372)	—		—
Oil	—	402,728	—	—	232,485	—		635,213
Natural gas	—	187,340	—	—	55,544	—		242,884
Natural gas liquids	—	62,290	—	—	80,343	—		142,633
Direct operating expenses	—	—	122,371	24,966	(147,337)	—		—
Operating Expenses:
Lease operating expense	87,368	—	—	—	31,600	—		118,968
Workovers	2,694	(2,694)	—	—	—	—		—
Workover expense	—	2,694	—	—	1,060	—		3,754
Transportation and gas processing	59,032	(59,032)	—	—	—	—		—
Gathering, transportation and marketing	—	59,032	—	—	94,294	—		153,326
Severance and other taxes	38,701	(38,701)	—	—	—	—		—
Production and other taxes	—	38,701	—	—	20,383	—		59,084
Depreciation, depletion and amortization	219,116	985	—	—	—	80,572	(aa)	300,673
Accretion of asset retirement obligations	985	(985)	—	—	—	—		—
General and administrative, net	24,520	(24,520)	—	—	—	—		—
General and administrative expense	—	24,520	—	—	—	—		24,520
Total Operating Expenses	432,416	—	—	—	147,337	80,572		660,325
Operating Income (Loss)	219,942	—	—	—	221,035	(80,572)		360,405
Excess of revenues over direct operating expenses	—	—	169,436	51,599	(221,035)	—		—
Non-Operating Income (Expense)
Net gain (loss) on commodity derivatives	241,309	(241,309)	—	—	—	—		—
Gain on derivatives	—	241,309	—	—	—	—		241,309
Interest expense	(80,119)	—	—	—	—	(57,953)	(bb)	(138,072)
Other income (expense), net	197	(197)	—	—	—	—		—

	SilverBow (Historical)	SilverBow Reclassification Adjustments	South Texas Rich Properties (Historical)(1)	South Texas Rich Properties (Historical)(2)	Chesapeake Reclassification Adjustments	Chesapeake Transaction Adjustments		SilverBow As Adjusted
Other income	—	197	—	—	—	—		197
Income (Loss) Before Income Taxes	381,329	—	—	—	221,035	(138,525)		463,839
Provision (Benefit) for Income Taxes	83,613	(83,613)	—	—	—	—		—
Income tax expense	—	(83,613)	—	—	—	(18,358)	(cc)	(101,971)
Net Income (Loss)	$297,716	$—	$—	$—	$221,035	$(156,883)		$361,868

Per Share Amounts:
Basic: Net Income (Loss)	$12.74					$2.74	(dd)	$15.48
Diluted: Net Income (Loss)	$12.63					$2.72	(dd)	$15.35
Weighted-Average Shares Outstanding:
Weighted Average Shares Outstanding - Basic	23,371							23,371
Weighted Average Shares Outstanding - Diluted	23,571							23,571
______________
(1)Reflects the historical operations of the South Texas Rich Properties for the nine months ended September 30, 2023.
(2)Reflects the historical operations of the South Texas Rich Properties for the period from October 1, 2023 through November 30, 2023.
The transaction adjustments included above related to the Chesapeake Transaction for the year ended December 31, 2023 are as follows:
(aa)Reflects the pro forma depletion expense calculated using the unit-of-production method under the full cost method of accounting, and adjusts depletion expense for (i) the increase in depletion reflecting the relative fair values and production volumes attributable to the Chesapeake Transaction and (ii) the revision to SilverBow’s depletion rate reflecting the reserve volumes acquired in the Chesapeake Transaction.
(bb)Reflects the pro forma interest expense related to borrowings under SilverBow’s Second Lien Notes and Credit Facility to fund the Chesapeake Transaction.
(cc)Reflects the income tax effect of the pro forma adjustments presented using SilverBow’s effective tax rate of 22.25%.
(dd)Reflects the impact of the pro forma adjustments on basic and diluted net income (loss) as a result of the Chesapeake Transaction.
NOTE 4 – Adjustments to the pro forma financial statements
The pro forma financial statements have been prepared to illustrate the effects of the Pro Forma Transactions and have been prepared for informational purposes only.
The preceding pro forma financial statements have been prepared in accordance with Article 11 of Regulation S-X which requires the presentation of adjustments to account for the pro forma transactions (“Transaction Accounting Adjustments”) and allows for supplemental disclosure of the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management Adjustments”). Management has elected not to present Management Adjustments.

Pro forma balance sheet adjustments as of June 30, 2024
The adjustments included in the pro forma balance sheet as of June 30, 2024 are as follows:
(a)Reflects the use of cash on hand to fund the cash consideration paid to SilverBow stockholders electing to receive Cash Election Consideration and Mixed Consideration, including the cash portion of the settlement of SilverBow's Equity Awards, pursuant to the Merger Agreement.
(b)Reflects the repayment of SilverBow’s credit facility borrowings due 2026 and Second Lien Notes due 2028, including a make whole premium of $42.0 million, using cash on hand of $383.6 million and proceeds from the Crescent Revolving Credit Facility Borrowing.
(c)Reflects the payment and capitalization of debt issuance costs for fees associated with the Crescent Revolving Credit Facility Amendment.
(d)Reflects the fair value adjustments to record SilverBow's oil and natural gas properties in accordance with the acquisition method of accounting.
(e)Reflects preliminary purchase price allocation adjustments to record goodwill related to the SilverBow Merger.
(f)Reflects the write-off of SilverBow's unamortized debt issuance costs related to its long-term debt assumed in the SilverBow Merger that is recorded at fair value.
(g)Reflects the accrual of one-time, nonrecurring costs related to the recognition of post-combination compensation expense totaling $11.4 million for the settlement of SilverBow's Equity Awards and estimated transaction costs of $63.9 million for the SilverBow Merger. Estimated transaction costs are based on preliminary estimates, and the final amounts and the resulting effect on Crescent’s financial position may differ significantly. These incremental costs are not yet reflected in the historical consolidated balance sheets of Crescent and SilverBow as of June 30, 2024. The estimated transaction costs are reflected in the pro forma balance sheet as an increase to accounts payable and accrued liabilities as these costs will be expensed by Crescent and SilverBow as incurred.
(h)Reflects the increase and changes to Crescent's Management Fee and related impacts to redeemable noncontrolling interests and retained earnings resulting from the SilverBow Merger.
(i)Reflects adjustments to record deferred tax assets related to the tax attributes assumed in the SilverBow Merger of $7.3 million, and the impact to Crescent's deferred tax liabilities related to the change in Crescent's ownership of Crescent Energy OpCo LLC resulting from the issuance of additional shares of Crescent Class A Common Stock of $55.5 million. Additionally, includes an adjustment of $3.9 million to Crescent's deferred tax liabilities and the recognition of a one-time, nonrecurring charge to retained earnings as a result of revisions to the historical tax rate used to calculate deferred taxes to give pro forma effect to the SilverBow Merger.
(j)Reflects adjustments to record the cumulative catch up for compensation cost related to the change in estimate for the target shares underlying Crescent's Manager Incentive Plan resulting from the issuance of additional shares of Crescent Class A Common Stock.
(k)Reflects the issuance of Crescent Class A Common Stock as Merger Consideration and the impact on redeemable noncontrolling interests and additional paid-in capital for the change in Crescent's ownership of Crescent Energy OpCo LLC resulting from the issuance of additional shares of Crescent Class A Common Stock.
(l)Reflects the elimination of the historical equity balances of SilverBow and the elimination of the pro forma adjustment to SilverBow's retained earnings related to its estimated transaction costs of $30.0 million.

Pro forma statements of operations adjustments for the six months ended June 30, 2024 and for the year ended December 31, 2023
The adjustments included in the pro forma statements of operations for the six months ended June 30, 2024 and for the year ended December 31, 2023 are as follows:
(a)Reflects pro forma depletion expense calculated in accordance with the successful efforts method of accounting for oil and gas properties.
(b)Reflects the impact on general and administrative expense related to increases in Crescent's Management Fee and the Management Incentive Plan related to the issuance of additional shares of Crescent Class A Common Stock as Merger Consideration.
(c)Reflects the decrease in interest expense related to the repayment of SilverBow’s credit facility borrowings due 2026 and Second Lien Notes due 2028 using a portion of the proceeds from the 2033 Notes Offering and proceeds from the Crescent Revolving Credit Facility Borrowing.
(d)Reflects the pro forma interest expense related to the 2033 Notes Offering to fund a portion of the repayment of SilverBow’s credit facility borrowings due 2026 and Second Lien Notes due 2028 and the cash payments for the Cash Election Consideration and Mixed Consideration portions of the Merger Consideration, including cash of $24.5 million to settle SilverBow's Equity Awards.
(e)Reflects the income tax effect of the pro forma adjustments presented. The tax rates applied to the pro forma adjustments for the six months ended June 30, 2024 and for the year ended December 31, 2023 were the estimated combined federal and state statutory rate, after the effect of noncontrolling interests, of 15.0% and 11.8%, respectively. The effective rate of Crescent could be significantly different (either higher or lower) depending on a variety of factors.
(f)Reflects the impact of the allocation of net income attributable to redeemable noncontrolling interests related to the change in Crescent's ownership of Crescent Energy OpCo LLC resulting from the issuance of additional shares of Crescent Class A Common Stock.
(g)Reflects the impact of the allocation of net income attributable to Crescent and the issuance of additional shares of Crescent Class A Common Stock on the computation of basic and diluted net income (loss) per share.
(h)Reflects the impact to general and administrative expense of one-time, nonrecurring costs for post-combination compensation cost related to the settlement of SilverBow's Equity Awards pursuant to the Merger Agreement of $11.4 million and Crescent’s estimated transaction costs of $33.9 million.
(i)Reflects the loss on extinguishment of debt related to the make whole provision and premium related to the repayment of SilverBow’s Second Lien Notes due 2028.
NOTE 5 – Supplemental unaudited pro forma oil and natural gas reserves information
Oil and natural gas reserves
The following tables present the estimated unaudited pro forma net proved developed and undeveloped oil, natural gas, and NGL reserves information as of December 31, 2023 for Crescent's consolidated operations, along with a summary of changes in quantities of net remaining proved reserves for the year ended December 31, 2023. Crescent's equity affiliates had no proved oil, natural gas, and NGL reserves as of December 31, 2022 and 2023. The disclosures below are derived from the “Oil and natural gas reserves” for the year ended December 31, 2023 reported in Crescent’s Current Report on Form 8-K dated March 6, 2024 and SilverBow’s Annual Report on Form 10-K. The estimates below are in certain instances presented on a “barrels of oil equivalent or “Boe” basis. To determine Boe in the following tables, natural gas is converted to a crude oil equivalent at the ratio of six Mcf of natural gas to one barrel of crude oil equivalent.

The unaudited pro forma oil and natural gas reserves information is not necessarily indicative of the results that might have occurred had the Pro Forma Transactions been completed on January 1, 2023 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s and SilverBow’s Annual Reports on Form 10-K.
The unaudited pro forma net proved developed and undeveloped oil, natural gas, and NGL reserves as of December 31, 2023 and 2022 and the changes in the pro forma quantities of net remaining proved reserves for the year ended December 31, 2023 are as follows:

	Oil and Condensate (MBbls)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	275,553	52,189	30,506	82,695	358,248
Revisions of previous estimates	(21,192)	(12,875)	(6,397)	(19,272)	(40,464)
Extensions, discoveries, and other additions	3,616	16,355	23,511	39,866	43,482
Sales of reserves in place	(1,655)	—	—	—	(1,655)
Purchases of reserves in place	19,562	44,636	(44,636)	—	19,562
Production	(25,419)	(5,347)	(2,984)	(8,331)	(33,750)
December 31, 2023	250,465	94,958	—	94,958	345,423

Proved Developed Reserves as of:
December 31, 2022	183,350	23,360	22,277	45,637	228,987
December 31, 2023	176,546	40,738	—	40,738	217,284

Proved Undeveloped Reserves as of:
December 31, 2022	92,203	28,829	8,229	37,058	129,261
December 31, 2023	73,919	54,220	—	54,220	128,139

	Natural Gas (MMcf)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	1,687,160	1,725,552	315,063	2,040,615	3,727,775
Revisions of previous estimates	(494,997)	(420,648)	(103,650)	(524,298)	(1,019,295)
Extensions, discoveries, and other additions	20,599	119,845	145,872	265,717	286,316
Sales of reserves in place	(15,075)	—	—	—	(15,075)
Purchases of reserves in place	115,488	333,090	(333,090)	—	115,488
Production	(136,759)	(79,900)	(24,195)	(104,095)	(240,854)
December 31, 2023	1,176,416	1,677,939	—	1,677,939	2,854,355

Proved Developed Reserves as of:
December 31, 2022	1,544,998	695,482	229,554	925,036	2,470,034
December 31, 2023	1,032,578	736,075	—	736,075	1,768,653

Proved Undeveloped Reserves as of:
December 31, 2022	142,162	1,030,070	85,509	1,115,579	1,257,741
December 31, 2023	143,838	941,864	—	941,864	1,085,702

	NGLs (MBbls)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	106,798	32,656	41,344	74,000	180,798
Revisions of previous estimates	(14,653)	(8,363)	(14,295)	(22,658)	(37,311)
Extensions, discoveries, and other additions	2,330	7,358	18,647	26,005	28,335
Sales of reserves in place	(1,774)	—	—	—	(1,774)
Purchases of reserves in place	18,407	42,588	(42,588)	—	18,407
Production	(9,476)	(3,003)	(3,108)	(6,111)	(15,587)
December 31, 2023	101,632	71,236	—	71,236	172,868

Proved Developed Reserves as of:
December 31, 2022	89,614	19,523	30,179	49,702	139,316
December 31, 2023	87,316	38,702	—	38,702	126,018

Proved Undeveloped Reserves as of:
December 31, 2022	17,184	13,133	11,165	24,298	41,482
December 31, 2023	14,316	32,534	—	32,534	46,850

	Total (MBoe)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	Crescent Pro Forma Combined
Proved Developed and Undeveloped Reserves as of:
December 31, 2022	663,545	372,437	124,361	496,798	1,160,343
Revisions of previous estimates	(118,346)	(91,346)	(37,967)	(129,313)	(247,659)
Extensions, discoveries, and other additions	9,380	43,687	66,470	110,157	119,537
Sales of reserves in place	(5,942)	—	—	—	(5,942)
Purchases of reserves in place	57,217	142,739	(142,739)	—	57,217
Production	(57,688)	(21,667)	(10,125)	(31,792)	(89,480)
December 31, 2023	548,166	445,850	—	445,850	994,016

Proved Developed Reserves as of:
December 31, 2022	530,465	158,797	90,715	249,512	779,977
December 31, 2023	435,958	202,120	—	202,120	638,078

Proved Undeveloped Reserves as of:
December 31, 2022	133,080	213,640	33,646	247,286	380,366
December 31, 2023	112,208	243,730	—	243,730	355,938
Standardized measure of discounted future net cash flows
The following tables present the estimated unaudited pro forma standardized measure of discounted future net cash flows (the “pro forma standardized measure”) at December 31, 2023. The pro forma standardized measure information set forth below gives effect to the Pro Forma Transactions as if they had been completed on January 1, 2023. Transaction Adjustments reflect adjustments related to the tax effects resulting from the Pro Forma Transactions. The disclosures below are derived from the “Standardized measure of discounted future net cash flows” for the year ended December 31, 2023 reported in Crescent’s Current Report on Form 8-K dated March 6, 2024 and SilverBow’s Annual Report on Form 10-K. An explanation of the underlying methodology applied, as required by SEC regulations, can be found within the historical financial statements included in Crescent’s and SilverBow’s Annual Report on Form 10-K. The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2023.
The pro forma standardized measure is not necessarily indicative of the results that might have occurred had the Pro Forma Transactions been completed on January 1, 2023 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in “Risk Factors” included in Crescent’s and SilverBow’s Annual Reports on Form 10-K.

The pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves as of December 31, 2023 is as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	SilverBow Transaction Adjustments	Crescent Pro Forma Combined
Future cash inflows	$24,267,134	$12,969,683	$—	$12,969,683	$—	$37,236,817
Future production costs	(11,897,791)	(4,847,117)	—	(4,847,117)	—	(16,744,908)
Future development costs (1)	(2,713,247)	(2,664,248)	—	(2,664,248)	—	(5,377,495)
Future income taxes	(410,721)	(735,545)	—	(735,545)	329,502	(816,764)
Future net cash flows	$9,245,375	$4,722,773	$—	$4,722,773	$329,502	$14,297,650
Annual discount of 10% for estimated timing	(3,956,193)	(2,403,331)	—	(2,403,331)	(174,992)	(6,534,516)
Standardized measure of discounted future net cash flows as of December 31, 2023	$5,289,182	$2,319,442	$—	$2,319,442	$154,510	$7,763,134
______________
(1)Future development costs include future abandonment and salvage costs.
Changes in standardized measure
The disclosures below are derived from the “Changes in standardized measure” for the year ended December 31, 2023 reported in Crescent’s Current Report on Form 8-K dated March 6, 2024 and SilverBow’s Annual Report on Form 10-K. The changes in the pro forma standardized measure of discounted future net cash flows relating to proved oil and natural gas reserves for the year ended December 31, 2023 are as follows:

	(in thousands)
	Crescent Pro Forma Combined Prior to SilverBow Merger	SilverBow (Historical)	Chesapeake Transaction Adjustments	SilverBow As Adjusted	SilverBow Transaction Adjustments	Crescent Pro Forma Combined
Balance at December 31, 2022	$10,240,244	$4,040,246	$1,477,829	$5,518,075	$514,509	$16,272,828
Net change in prices and production costs	(3,222,493)	(2,933,837)	(444,040)	(3,377,877)	—	(6,600,370)
Net change in future development costs	(141,382)	(50,504)	110,363	59,859	—	(81,523)
Sales and transfers of oil and natural gas produced, net of production expenses	(1,415,229)	(464,199)	(221,035)	(685,234)	—	(2,100,463)
Extensions, discoveries, additions and improved recovery, net of related costs	156,147	340,307	373,979	714,286	—	870,433
Purchases of reserves in place	568,869	1,166,443	(1,166,443)	—	—	568,869
Sales of reserves in place	(90,157)	—	—	—	—	(90,157)
Revisions of previous quantity estimates	(2,478,577)	(1,132,376)	(498,397)	(1,630,773)	—	(4,109,350)
Previously estimated development costs incurred	331,125	224,052	104,000	328,052	—	659,177
Net change in taxes	207,095	579,378	—	579,378	(411,450)	375,023
Accretion of discount	1,070,766	496,401	166,143	662,544	51,451	1,784,761
Changes in timing and other	62,774	53,531	97,601	151,132	—	213,906
Balance at December 31, 2023	$5,289,182	$2,319,442	$—	$2,319,442	$154,510	$7,763,134